UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

Melar Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42134	87-1634103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 West 72nd Street, 4th Floor, New York, NY	10023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 781-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MACIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MACI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MACIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, Melar Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), has called and provided a notice of an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Meeting”) to be held on June 16, 2026, at 10:00 a.m. Eastern time, to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2026 (as may be amended, the “Proxy Statement”). Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of the Company’s Ordinary Shares as of the close of business on May 11, 2026, the record date for the Meeting, are entitled to vote at the Meeting.

In connection with the solicitation, the Company is providing its shareholders and other interested parties with an update to the terms of the Extension, which is an increase in the Monthly Amount that Melar Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”), or its designees will contribute to the Trust Account from “the lesser of (x) $40,000 or (y) $0.02 for each Public Share that is not redeemed” to “the lesser of (x) $80,000 or (y) $0.02 for each Public Share that is not redeemed.”

Additional information regarding the foregoing update to the terms of the Extension is set forth below.

Increase in Monthly Amount

The Proxy Statement provides that the Monthly Amount that the Sponsor or its designee will contribute to the Trust Account in connection with the Extension will be equal to the lesser of (x) $40,000 or (y) $0.02 for each Public Share that is not redeemed. It has been agreed that the maximum Monthly Amount will be increased from $40,000 to $80,000 while retaining the $0.02 for each Public Share that is not redeemed. Accordingly, the amount contributed per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension period that will be needed to complete an initial business combination. If more than 4,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if the Company completes an initial business combination on September 20, 2026, which would represent three calendar months, no Public Shares are redeemed and all of the Public Shares remain outstanding in connection with the Extension, then the aggregate amount contributed per share will be approximately $0.015 per share, with the aggregate maximum contribution to the Trust Account being $240,000. However, if 12,000,000 Public Shares are redeemed and 4,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount contributed per share for such three-month period will be approximately $0.06 per share.

Forward-Looking Statements

This Current Report on Form 8-K (“Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension Amendment Proposal and the other proposals described in the Proxy Statement, its inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Extension Amendment Proposal and the other proposals described in the Proxy Statement. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Attn: Karen Smith, Toll Free Telephone: (877) 870-8565, Main Telephone: (206) 870-8565 or E-mail: ksmith@advantageproxy.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELAR ACQUISITION CORP. I

By:	/s/ Gautam Ivatury
Name:	Gautam Ivatury
Title:	Chief Executive Officer

Dated: June 11, 2026

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